Exhibit 10.5(iii)

Date: As of January 25, 2012

Signature Bank
261 Madison Avenue
New York, NY 10016
Attention:  Cliff Broder, Group Director and Vice President

Re:           Escrow Account No. 1501725427

Dear Mr. Broder:

In accordance with the terms of Section 2(b) of an Escrow Deposit Agreement dated December 1, 2011 by and among ORGANOVO, INC. (the “Company”), SPENCER TRASK VENTURES, INC. (“Spencer Trask”) and SIGNATURE BANK (the “Escrow Agent”), and that certain Joinder Agreement dated January 23, 2012, by an among the Company, Spencer Trask and ORGANOVO HOLDINGS, INC. (“Pubco”), the Company, Pubco and Spencer Trask hereby notify the Escrow Agent that the Termination Date has been extended to March 30, 2012, the Final Termination Date.

Very truly yours,

ORGANOVO, INC.

By:            /s/ Keith Murphy
       Name: Keith Murphy
       Title:   Chief Executive Officer

ORGANOVO HOLDINGS, INC.

By:            /s/ Deborah Lovig
       Name: Deborah Lovig
       Title:   President & CEO

SPENCER TRASK VENTURES, INC.

By:              /s/ John Heidenreich
        Name: John Heidenreich
        Title:   President